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                                  EXHIBIT 23.1

           CONSENT OF BEARD MILLER COMPANY LLP, INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-71 568) pertaining to the Arrow International, Inc. 401(k) Plan, of the financial statements of the Arrow International, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended August 31, 2002.





                                                     /s/BEARD MILLER COMPANY LLP





Reading, Pennsylvania
February 24, 2003